Exhibit 99.1

16TH ANNUAL ICR XCHANGE CONFERENCE January 13, 2014

Company Overview Regional Gaming Company Operating Racetrack-Based Gaming Properties . Mountaineer Casino, Racetrack & Resort – Chester, WV . Presque Isle Downs & Casino – Erie, PA . Scioto Downs – Columbus, OH – New VLT gaming facility – driver of value Current Combined Property Statistics . Slot and VLT machines: 5,923 . Table games: 76 . Poker tables: 21 . Hotel rooms: 354 . Restaurants & Lounges: 42 . Employees: over 2,600 2

Grande Hotel.JPGTable Games.JPGTable Games.JPG Company Overview Presque Isle Downs • 1,720 slot machines • 37 table games • 9 poker tables • 61,000 gaming sq. ft. • Thoroughbred racetrack • 272 acres Mountaineer • 2,097 slot machines • 39 table games • 12 poker tables • 106,000 gaming sq. ft. • Thoroughbred racetrack • 354 hotel rooms • 376 acres Scioto Downs • Harness racetrack and Gaming Facility • 2,106 VLTs • 83,000 gaming sq. ft. • 208 acres 3

Key Investment Merits Portfolio of Large Regional Gaming Assets Major Growth Opportunity in Ohio Attractive Locations With Strong Customer Demographics Supportive Regulatory Environment Free Cash Flow Generation Experienced Regional Gaming Management Team Pending Merger with Eldorado Resorts \\fileservervs\homedrives$\adavis\My Documents\My Pictures\MTR_2013LG.jpg4

In Review Strategic Development . The Company and Eldorado HoldCo LLC, entered into a definitive agreement whereby MTR will combine with Eldorado in a strategic business combination . The transaction is expected to close Mid-2014 Operations . Reported Net Revenues of $499.0 million and Adjusted EBITDA of $98.9 million for LTM September 30, 2013 . Scioto Downs continues to maintain strong market position . Mountaineer Park and Presque Isle Downs continue to be impacted by aggressive marketing and promotional environment from competitors Investments in Properties . Capital expenditures of approximately $20 million . Majority of investment in slot machines and theme conversions, as well as, gaming floor reconfigurations and Mountaineer hotel room renovations 5

In Review - Continued Customer Experience . Continued integration of our new player loyalty program – INClub™ . Launch of our INClub™ online platform – personalized experience for our members Other Strategic Opportunities . Opportunities to monetize excess land at our properties . Development of excess land at our Scioto Downs property to include various revenue generating options (dining, hotel, retail, parking, table games) 6

Overview of Properties

Mountaineer Casino, Racetrack & Resort Location . Located on the Ohio River at the northern tip of West Virginia’s panhandle; approximately 30 miles from Pittsburgh International Airport and a one hour drive from downtown Pittsburgh Property Description . 106,000 square feet of gaming space including 2,097 slot machines, 39 table games and 12 poker tables . 354 hotel rooms, including the Grande Hotel, which offers a full-service spa and salon, 104-seat upscale steak house, 280-seat buffet, retail plaza and an indoor and outdoor swimming pool . 13,500 square feet of convention space . Woodview, an 18-hole golf course . 69,000 square foot theater and events center that seats approximately 5,000 patrons . 12,000 square foot fitness center . 3,570-seat grandstand with on-site pari-mutuel wagering and thoroughbred, harness and greyhound racing simulcast from other tracks Property Overview Horseshoe Cleveland Rivers Casino Thistledown The Meadows Northfield Park Wheeling Island Hollywood Mahoning (1) Lady Luck Nemacolin Mountaineer Casino Lawrence County Racino (2) 1 2 3 4 5 6 7 8 9 10 5 8 1 6 7 2 3 4 9 (1) Hollywood Mahoning in Youngstown, OH expected to open mid-2014. (2) Proposed racino gaming license application pending. Mountaineer Race TrackWEST VIRGINIA 10 8

Presque Isle Downs & Casino Location . Located in Erie, Pennsylvania and opened in February 2007 Property Description . 140,000 square foot facility consists of 59,000 square feet of gaming space with approximately 1,720 slot machines, 37 casino table games, including 9 poker tables. . Commenced table gaming operations in July 2010 . Poker opened in October 2011 . Live thoroughbred racing with state-of-the-art synthetic racing surface with grandstand, barns, paddock and related facilities, including pari- mutual wagering . Several dining options, including a high-end steakhouse, recently remodeled 250-seat buffet, a snack bar, and nicely appointed clubhouse dining facility that seats 240 and overlooks the racetrack . Surface parking for approximately 3,500 cars Property Overview Table Games.JPG5 8 1 6 7 9 2 3 4 11 Horseshoe Cleveland Seneca Salamanca Thistledown Seneca Irving Northfield Park Hamburg Casino Hollywood Mahoning(1) Seneca Buffalo Presque Isle Downs Lawrence County Racino(2) Seneca Casino Allegany 1 2 3 4 5 6 7 8 9 (1) Hollywood Mahoning in Youngstown, OH expected to open mid-2014. (2) Proposed racino gaming license application pending. PENNSYLVANIA 9 mtr GAMING GROUP INC
10

Scioto Downs

Property Overview

Location

- Leading harness horse racing facility located approximately 8 miles from downtown Columbus, Ohio

Property Description

- One of two gaming facilities in Columbus area; second facility opened on October 8, 2012 (Hollywood Casino Columbus)
  - $125 million development cost plus $50 million licensing fee
- Phase one opened on June 1, 2012 with 1,788 VLTs
- Since opening 318 additional VLTs were added (2,106 total), with an ability to install 394 additional VLTs (2,500 installs)
- Facility includes a 300-seat buffet, 100-seat casual dining restaurant and 82-seat center bar/lounge with high-tech stereo and lighting
- Surface parking for 3,000 spaces
- 208 acre site strategically designed for future optionality including table games, additional parking capacity, hotel and retail development


SCIOTO DOWNS


OHIO
Marysville
Powell
Orange
Westerville
Plain City
Dublin
Worthington
Huber Ridge
New Albany
Hilliard
Upper Arlington
Gahanna
Columbus
Whitehall
Reynoldsburg
Grove City
Obetz
Pickerington
Pleasant
Groveport
Hamilton Meadows
Canal Winchester
Ashville
10 miles
1
2
3

1. Hollywood Columbus
2. Beulah Park – license relocated to Youngstown (1)
3. Scioto Downs

(1) Hollywood Mahoning in Youngstown, OH expected to open mid-2014.

mtr GAMING GROUP INC
11

Attractive Market Demographics

SCIOTO DOWNS RACINO

	Columbus, OH	Indianapolis, IN	Kansas City, MO	Pittsburgh, PA	St. Louis, MO
Demographics					
Population (2010)	1,837,000	1,756,000	2,035,000	2,356,000	2,813,000
Annual Median Income	$34,740	$34,270	$35,120	$34,220	$34,750
Market information:					
# of gaming facilities	2 [(a)]	2 [(b)]	4	2 [(c)]	4
Gaming Revenue ($mm)	$346.2 [(a)]	$ 396.3 [(d)]	$646.1 [(d)]	$ 636.2 [(d)]	$911.1 [(d)]
# of slots/VLTs	4,628	3,755	6,902	6,207	11,028
# of tables	108	N/A	186	191	322
Win per Position	$169	$ 331	$ 221	$ 237	$ 193
# of hotel rooms	N/A	N/A	832	N/A	1,548
Facility types	Land-based casinos	Land-based casinos	Riverboats	Land-based casinos	Riverboats

Source: U.S. Census, Bureau of Economic Analysis and regulatory filings

(a) Includes Hollywood Casino Columbus and Scioto Downs; gaming revenues and statistics based on information reported by Ohio Lottery commission and Ohio Casino Control Commission for LTM ended September 30, 2013; Scioto Downs opened Jun.1, 2012 and Hollywood opened Oct. 8, 2012 (Scioto Downs $130.9M & Hollywood $215.3M ($142.2M slots & $73.1M tables))

(b) Includes Indiana Grand/Indiana Downs and Hoosier Park (VLT only facilities)

(c) Does not include Mountaineer Casino & Racetrack and Wheeling Downs that are also in general market area

(d) For last twelve months ended December 31, 2012

Financial Overview

Operational Results – Continuing Operations * Definition and reconciliation of Adjusted EBITDA included in later slides ** Adjusted EBITDA exclusive of $0.2mm Ohio lobbying costs in FY11; $0.5mm Ohio lobbying costs in FY10; $9.8mm Ohio lobbying costs & $1.6mm legal settlement charge in 2009 ($ in millions) Note: 2010 introduction of PA table games; 2012 opening of Scioto Downs VLT gaming facility 471 443 423 425 487 499 '08 '09 '10 '11 '12 LTM '13 Net Revenue 71 76 79 83 97 99 '08 '09 '10 '11 '12 LTM '13 Adjusted EBITDA* ** (exclusive of legal settlement and lobbying) LTM ‘13 represents LTM ending September 30, 2013 13

Statement of Operations Information • Adjusted EBITDA exclusive of $0.2mm Ohio lobbying costs in FY11, and $0.5mm Ohio lobbying costs in FY10. • Definition and reconciliation of Adjusted EBITDA included in later slides ($ in thousands) Years Ended December 31, 2010 2011 2012 LTM Sept 30, 2013 Revenues Gaming $ 382,514 $ 385,300 $ 445,848 $ 455,407 Parimutuel commissions 11,181 10,206 10,368 10,953 Food, beverage and lodging 32,265 32,604 36,489 40,275 Other 8,737 11,067 11,392 12,833 Total revenues $ 434,697 $ 439,177 $ 504,097 $ 519,468 Less promotional allowances (11,574) (14,302) (17,108) (20,516) Net revenues $ 423,123 $ 424,875 $ 486,989 $ 498,953 Total operating expenses 375,364 377,303 421,035 433,022 Operating Income $ 47,759 $ 47,572 $ 65,954 $ 65,931 Adjusted EBITDA from continuing operations exclusive of legal settlement and lobbying costs $ 79,303 $ 82,979 $ 96,510 $ 98,870 Net Adjusted EBITDA Margin Continuing Operations 18.7% 19.5% 19.8% 19.8% 14

Key Financial Metrics Continuing Operations LTM Sept 30, 2013 FY 2012 FY 2011 MTR Gaming Consolidated Net Revenues $498.9 mm $487.0 mm $424.9 mm Adjusted EBITDA* $98.9 mm $96.5 mm $82.8 mm Adjusted EBITDA margin* 19.8% 19.8% 19.5% Gross CAPEX** $16.9 mm $10.3 mm $10.0 mm Mountaineer Net Revenues $198.1 mm $219.5mm $222.0 mm Adjusted EBITDA* $35.0 mm $43.5 mm $47.4 mm Adjusted EBITDA margin* 17.7% 19.8% 21.3% Slot WPU $205 $220 $186 Table WPU $1,279 $1,398 $1,675 Presque Isle Downs Net Revenues $158.6mm $180.7 mm $200.1 mm Adjusted EBITDA* $25.7 mm $35.1 mm $45.8 mm Adjusted EBITDA margin* 16.3% 19.4% 22.9% Slot WPU $203 $202 $223 Table WPU $887 $1,038 $1,273 Scioto Downs Net Revenues $142.2 mm $86.8 mm $2.8 mm Adjusted EBITDA* $45.3 mm $29.6 mm ($1.3) mm Adjusted EBITDA margin* 31.9% 31.0% N/A VLT WPU $178 $184 N/A * Definition and reconciliation of Adjusted EBITDA included in later slides * *Excludes capital expenditures associated with Scioto Downs VLT gaming facility development in 2011 and 2012 15

Tax Rate Comparison West Virginia . Slots . Effective rate: Approximately 55.2%(1) . Based on 55.4% of the first $160 mm of slot revenue, and 59.7% thereafter . Table games . Effective rate: Approximately 46.0% (1)(including annual license fee) . Based on State rate of 35% plus $2.5 mm annual license fee Pennsylvania . Slots . Effective rate: Approximately 60.7% (1) . Based on State rate of 55% subject to the addition of the excess of the $10mm minimum local share assessment over the 2% included in the tax rate . Plus 1.5–2.0% administrative fee . Table games . Effective rate: Approximately 15.1% (1) . Based on State rate of 14% effective July 2012 (previously 16%) plus 1.5% administrative fee Ohio . VLTs . Effective rate: Estimated to be 42.6% (1) . Based on State rate of 33.5%, and per terms of an agreement with the Ohio State Racing Commission 9% of VLT revenues currently being set aside for the benefit of the Horsemen pending finalization of an agreement with the Horsemen (1) Effective tax rates are for the nine months ended September 30, 2013 16

Balance Sheets ($ in thousands) September 30, 2013* December 31, 2012 Cash and cash equivalents $ 86,075 $ 115,113 Restricted cash 4,064 4,088 Accounts receivable 5,192 3,934 Amounts due from West Virginia Lottery Commission - 17 Inventories 4,345 4,305 Other current assets 9,882 7,224 Total current assets 109,558 134,681 Net PP&E 375,749 387,015 Deferred financing costs 7,176 8,407 Other intangibles 136,116 136,094 Other long-term assets 12,888 12,878 Total assets $ 641,487 $ 679,075 Accounts payable and accrued expenses $ 47,678 $ 62,263 Other current liabilities 1,626 27,076 Total current liabilities 49,304 89,339 Long-term debt 558,305 556,716 Long-term deferred income taxes 15,176 12,620 Long-term compensation 695 871 Regulatory gaming assessments 5,228 5836 Total liabilities 628,708 665,382 Stockholders' equity 12,779 13,693 Total liabilities and stockholders' equity $ 641,487 $ 679,075 *unaudited 17

Overview Of Existing Capital Structure Common Stock Outstanding: 27.929 million shares 11.5% Senior Secured Second Lien Notes due 2019 . Original borrowing $565 million (issue price 97% of the aggregate principal amount of Notes) . PIK Interest elections for February 1, 2012 and August 1, 2012 added approximately $5.7 million PIK interest notes . Redeemable 2015 at 106.00%; 2016 at 103.00%; 2017 and thereafter at 100% Senior Secured Term Loan Credit Facility .$20 million borrowing capacity available .LIBOR + spread (4%); or Base Rate (Prime) + spread (3%) .No amounts drawn .Matures August 1, 2016 Cash and cash equivalents at September 30, 2013 of approximately $86 million 18

Cash Flows - Continuing Operations . Maintenance capital expenditures average approximately 12.0% of Adjusted EBITDA, or 2.2% of net revenue, since 2008 . Growth capital expenditures in 2010 relate to the introduction of table gaming at Presque Isle Downs . Growth capital expenditures exclude debt financed amounts of $5.0mm in 2011 and $106.7mm in 2012 relating to the development of Scioto Downs gaming facility Consolidated (in thousands) FOR THE YEAR ENDED DECEMBER 31 LTM Sept 30, 2013 2008 2009 2010 2011 2012 Adjusted EBITDA continuing operations $ 71,029 $ 64,280 $ 78,772 $ 82,788 $ 96,510 $ 98,870 Interest paid (36,700) (27,972) (45,052) (44,319) (59,549) (65,752) Taxes (paid) refunded 2,421 9,071 8,930 - (336) (197) Maintenance capital expenditures (net of WV reimbursement) (11,574) (12,179) (3,586) (8,071) (9,349) (14,319) Free cash flow before growth capex $ 25,176 $ 33,200 $ 39,064 $ 30,398 $ 27,276 $ 18,602 Growth capital expenditures - - (7,700) - - - Free cash flow after growth capex $ 25,176 $ 33,200 $ 31,364 $ 30,398 $ 27,276 $ 18,602 Free cash flow margin 35.4% 51.6% 39.8% 36.7% 28.3% 18.8% 19 mtr GAMING GROUP INC

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Reconciliation of Net Income (Loss) to Adjusted EBITDA

Consolidated (in thousands)	For the Year Ended December 31 2008	2009	2010	2011	2012	LTM Sept 30, 2013
Net loss	$ (17,711)	$ (22,538)	$ (5,116)	$ (50,365)	$ (5,724)	$ (7,520)
Interest expense, net of interest income & minority interest	40,656	44,774	54,086	59,852	67,825	69,492
Provision (benefit) for income taxes, net of minority interest	(4,625)	(4,984)	(1,443)	4,347	3,577	3,760
Depreciation , net of minority interest	30,068	29,279	28,733	27,939	27,511	30,314
Equity in loss of unconsolidated joint venture	12,300	1,000	-	-	-	-
Loss (gain) on disposal of property	441	324	75	470	(52)	20
Project opening costs	-	-	1,365	197	2,705	(13)
Strategic costs	-	-	-	-	-	2,723
Impairment loss*	2,586	12,121	40	685	-	-
PA gaming assessment	-	-	800	5,925	391	94
Other income (loss)	-	192	-	-	-	-
Loss on debt modification	3,820	3,105	-	34,364	-	-
Adjusted EBITDA	$ 67,535	$ 63,273	$ 78,540	$ 83,414	$ 96,233	$ 98,870
Less discontinued operations	3,494	1,007	232	(626)	277	-
Adjusted EBITDA - Continuing Operations	$ 71,029	$ 64,280	$ 78,772	$ 82,788	$ 96,510	$ 98,870
Legal settlement	-	1,600	-	-	-	-
Ohio lobbying cost	-	9,785	531	191	-	-
Adjusted EBITDA from continuing operations exclusive of legal settlement and Ohio lobbying costs	$ 71,029	$ 75,665	$ 79,303	$ 82,979	$ 96,510	$ 98,870

*Impairment loss related to impairment of non-operating property, goodwill and investments including discontinued operations

Pending Merger with Eldorado Resorts

Transaction Overview Transaction . MTR and Eldorado to contribute their respective businesses to a newly formed publicly traded company to be named Eldorado Resorts, Inc. (“Public Newco”) . MTR stockholders exchange outstanding shares for Public Newco shares and new shares are to be issued to Eldorado members . Transaction based on MTR share price of $6.05 . Based on September 30, 2013, the resulting pro forma equity ownership of Public Newco would be slightly in excess of 50% for Eldorado’s existing owners, assuming a full cash election of $35 million Combined Transaction Value . Approximately $1.1 billion combined enterprise value and $360 million combined equity value Eldorado Valuation . 6.81x LTM Adjusted EBITDA to be measured at closing Cash Offer Option . MTR stockholders will have the option to elect to receive $6.05 per share in cash for a portion of their shares versus shares in Public Newco . Up to $35 million of cash available to fund the cash offer option (approximately 5.8 million shares or 20.7% of basic shares outstanding) Financing . Anticipated that all existing indebtedness to remain in place for both companies . Received requisite consents for amendment to Indenture permitting contemplated merger without requiring change of control repurchase offer under Notes Approval Process . Approval by MTR stockholders . HSR waiting period – early termination by FTC . Regulatory approvals (In process) . Received PA Gaming approval subject to conditions such as licensing Estimated Closing . Mid-2014, subject to customary closing conditions Note: Illustrative Eldorado shares issued based on LTM 9/30/13 financials. Final number of shares issued to Eldorado will be determined at closing. 22

Transaction Highlights Combination of High Quality Gaming Assets . Best-in-class properties located in significant regional gaming markets - Eldorado Reno, Reno NV; Eldorado Shreveport, Shreveport, LA; Silver Legacy (JV-50% interest), Reno, NV - Easy access to highways and close to major population centers . Sizable gaming assets with an average of 1,683 slot machines and 47 table games across the portfolio . All properties generate at least $100 million in revenue Geographic Diversification in Attractive Markets . Expands property portfolio into five jurisdictions . Stable tax and regulatory environments across all jurisdictions . Gaming is permitted 24 hours a day / 7 days a week at all properties . Smoking is allowed in Louisiana, Nevada, Pennsylvania and West Virginia; Ohio has a smoking ban but Columbus has no gaming alternatives that allow smoking within 125 miles Strong Financial Profile . Pro Forma historical revenue and Adjusted EBITDA of approximately $800 million and $150 million, respectively, with consolidated net leverage of approximately 4.4x (1) . Pro Forma net leverage represents near mid point of regional gaming universe . Diversified financial contribution across properties; no one property to account for more than 25% of total net revenue . Enhanced ability to pursue future development opportunities and acquisitions . Increased operational and financial scale allows for more efficient access to the capital markets Potential for Future Synergies . Potential for future synergies not currently quantified — Increase purchasing power — Combine functions to reduce redundant costs — Share best practices across property portfolio — Provide customers with various options in resort destinations Substantial Value to MTR Shareholders . Attractive valuation of MTR at $6.05 per share . Meaningful cash election option offered to stockholders . Potential for further multiple expansion to trade in line with our public peers (5.5x based on closing price of $3.58 as of September 6, 2013; Regional gaming average 7.6x) (1) All figures include Eldorado’s 50% share of Silver Legacy. 23 mtr GAMING GROUP INC

ELDORADO

24

Eldorado Shreveport

Property Overview

Location

- Located in Downtown Shreveport, LA along the riverbank
- Opened in 2000

Property Description

- 170,000-square-foot resort comprised of a land-based hotel seamlessly connected on three levels to a casino riverboat, offering feel of a fully-integrated land-based complex
- 403-room, all-suite hotel
- F&B amenities include the 140-seat Vintage gourmet steakhouse, a 325-seat Market Place Buffett, a sportsman-themed casual diner, a cafe as well as a Grand Ballroom
- Over 59,000 square feet of gaming space including 1,520 slot machines and 61 table and poker games
- For more information please visit www.eldoradoshreveport.com



1. **Eldorado Resort – Shreveport, LA**
2. **Horseshoe Casino - Bossier City, LA**
3. **Harrah's Louisiana Downs & Casino – Bossier City, LA**
4. **Sam's Town Casino – Shreveport, LA**
5. **Boomtown Casino – Bossier City, LA**
6. **Diamondjacks Casino – Bossier City, LA**
7. **Margaritaville – Bossier City, LA**


LOUISIANA


220
Shreveport Downtown Airport
Benton Rd
Airline Dr
3
3105
E Texas St
20
Shreveport
Bossier City
71
80
N Spring St
Barksdale Blvd
Highland, Stoner Hill
United States Government
Barksdale Air Force Base
2 miles

Eldorado Reno Eldorado Reno Harrah’s Reno Circus Circus Siena Hotel Spa Casino Silver Legacy Peppermill Resort Casino Gold Dust West - Reno Atlantis Casino Resort Sands Regency Rail City Casino Cal Neva John Ascuaga’s Nugget 9 Location . Centrally positioned in Reno’s prime downtown gaming area . Located one block away from the National Bowling Stadium, Reno Event Center and the city-owned downtown ballroom facility . Draws from residents of Reno and Sparks, NV, respectively, as well as tourist visitation from neighboring California Property Description . Luxury destination resort featuring 76,500 square feet of gaming space including 1,236 slot machines and 59 table and poker games . Features 814 guest rooms including 136 suites . Operates 3 fine dining and 6 casual restaurants, in addition to its own butcher, bakery, pasta and gelato shops . 566 seat showroom and 12,400 square-foot convention center . Seamlessly connected to Silver Legacy and the Circus Circus by 200-foot wide skyway corridor . For more information please visit www.eldoradoreno.com NEVADA 1 mile 4 1 5 7 8 2 3 10 9 12 1 5 2 8 3 7 4 6 11 11 6 12 10 Property Overview 25

Silver Legacy Location . Themed hotel-casino and entertainment complex located in Reno, NV and based on Nevada’s mining heritage Property Description . 50 / 50 joint venture with MGM Resorts International . Seamlessly connected to Eldorado Reno and the Circus Circus by 200-foot wide skyway corridor . Located one block away from the National Bowling Stadium, Reno Event Center and the city-owned downtown ballroom facility . Includes hotel with 1,711 guest rooms, including 156 player spa suites, eight penthouse suites and seven hospitality suites . 89,200 square feet of gaming space including 1,420 slot machines and 66 table and poker games . F&B amenities include the Sterling's Seafood Steakhouse, Pearl Oyster Bar & Grill, Flavors Buffet, a 24-hour coffee shop, food court and 3 other dining establishments . 50,000 sq. ft. convention center . For more information please visit www.silverlegacyreno.com Eldorado Reno Harrah’s Reno Circus Circus Siena Hotel Spa Casino Silver Legacy Peppermill Resort Casino Gold Dust West - Reno Atlantis Casino Resort Sands Regency Rail City Casino Cal Neva John Ascuaga’s Nugget 9 NEVADA 1 mile 4 1 5 7 8 2 3 10 9 12 1 5 2 8 3 7 4 6 11 11 6 12 10 Property Overview 26

Slot Machines: 1,520 Table Games: 61 Hotel Rooms: 403 Employees: 1,200 Slot Machines: 1,420 Table Games: 66 Hotel Rooms: 1,711 Employees: 1,800 Slot Machines: 1,236 Table Games: 59 Hotel Rooms: 814 Employees: 1,550 VLTs: 2,106 Employees: 547 (1) VLTs: 2,097 Table Games: 51 Hotel Rooms: 354 Employees: 1,278 Slot Machines: 1,720 Table Games: 46 Employees: 1,013 (1) The combined operations of MTR and Eldorado consist of 10,099 slot machines, 283 table games, 3,282 hotel rooms and 7,398 employees (2) across five states Note: Table games includes poker tables. (1) Includes seasonal employees employed during the live racing season. (2) Includes 10 employees in MTR’s corporate office. 27

Summary Transaction Structure Eldorado Shreveport Silver Legacy (50% Interest) Public NewCo (To be named Eldorado Resorts) Note: Assumes no MTR stockholders elect to receive cash in connection with the merger. Illustrative Eldorado shares issued based on LTM 9/30/13 financials. Final number of shares issued to Eldorado will be determined at closing. Silver Legacy debt as of 9/30/13 (not pro forma for refinancing). (1) Secured by existing operating assets. (2) MTR revolving credit facility is currently undrawn with $20 million of capacity; $15 million of capacity on the Eldorado Resorts revolving credit facility. (3) Includes $5 million of restricted cash held for Silver Legacy Credit Support. (4) Excludes JV Partner notes owned by equity partners (Eldorado and MGM). Debt (1) Credit Facility: Undrawn (2) Senior Notes:$570.7mm Cash: $86.1mm Debt (1) (4) Credit Facility: $66.0mm Second Lien Notes: $29.4mm Cash: $15.9mm MTR Gaming Group Debt (1) Credit Facility: $3.8mm (2) Senior Notes: $168.0mm Cash: $41.2mm (3) 100% 100% 50% 100% Eldorado Resorts (Owner of Eldorado Reno) 28

Compelling Transaction Combination of High Quality Gaming Assets Geographic Diversification in Attractive Markets Strong Financial Profile Potential for Future Synergies Substantial Value to MTR Stockholders 29

Reconciliation of Non-GAAP Measures to GAAP Adjusted EBITDA represents earnings (losses) before interest, income taxes, depreciation and amortization, gain (loss) on the sale or disposal of property, other regulatory gaming assessment costs, loss on asset impairment, project opening costs, strategic transaction costs, loss on debt modification and extinguishments and equity in loss of unconsolidated joint venture, to the extent that such items existed in the periods presented. Adjusted EBITDA margin represents the calculation of adjusted EBITDA divided by net revenues. Adjusted EBITDA and adjusted EBITDA margin are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”), are unaudited and should not be considered as an alternative to, or more meaningful than, net income (loss) or operating margin as indicators of our operating performance, or cash flows from operating activities, as a measure of liquidity. Adjusted EBITDA and adjusted EBITDA margin have been presented as supplemental disclosures because they are widely used measures of performance and basis’ for valuation of companies in our industry. Management of the Company uses adjusted EBITDA and adjusted EBITDA margin as primary measures of the Company’s operating performance and as components in evaluating the performance of operating personnel. This non-GAAP financial measure has limitations as an analytical tool, should not be viewed as a substitute for net revenues determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Management believes that this non-GAAP supplemental information will be helpful in understanding the Company’s ongoing operating results. Uses of cash flows that are not reflected in adjusted EBITDA include capital expenditures, interest payments, income taxes, debt principal repayments, and certain regulatory gaming assessments which can be significant. Moreover, other companies that provide EBITDA and/or adjusted EBITDA information may calculate EBITDA and/or adjusted EBITDA differently than we do. A reconciliation of GAAP net income (loss) to adjusted EBITDA, as well as the calculation of adjusted EBITDA margin, is included in the financial tables here within. 30

Safe Harbor Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations of MTR Gaming Group (“MTR”) and Eldorado Resorts (“Eldorado”) and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding the expected benefits of a potential combination of MTR and Eldorado, including the expected effect of the merger on MTR’s and Eldorado’s financial results and profile (e.g., free cash flow, earnings per share and Adjusted EBITDA); anticipated benefits of geographic diversity that would result from the merger and the expected results of Eldorado’s gaming properties; expectations about future business plans, prospective performance and opportunities; required regulatory approvals and the expected timing of the completion of the transaction. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should”, “will” or similar words intended to identify information that is not historical in nature. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the potential transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include (a) the timing to consummate a potential transaction between MTR and Eldorado; (b) the ability and timing to obtain required regulatory approvals (including approval from gaming regulators) and satisfy or waive other closing conditions; (c) the possibility that the merger does not close when expected or at all; or that the companies may be required to modify aspects of the merger to achieve regulatory approval; (d) MTR and Eldorado’s ability to promptly and effectively integrate their respective businesses; (e) the requirement to satisfy closing conditions to the merger as set forth in the merger agreement, including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (f) the outcome of any legal proceedings that may be instituted in connection with the transaction; (g) the ability to retain certain key employees of MTR and Eldorado; (h) that there may be a material adverse change affecting MTR or Eldorado, or the respective businesses of MTR or Eldorado may suffer as a result of uncertainty surrounding the transaction; (i) the risk factors disclosed in MTR’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, which was filed on March 15, 2013. Forward-looking statements reflect MTR’s and Eldorado’s management’s analysis as of the date of this release, even If subsequently made available by MTR or Eldorado on their respective websites. MTR and Eldorado do not undertake to revise these statements, whether written or oral, that may be made from time to time to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Additional Information and Where to Find It In connection with the agreement and plan of merger among MTR, Eldorado and certain affiliates (the "Merger Agreement"), MTR, Eldorado and the new public holding company (“Public Newco") intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 filed by Public Newco, that will contain a proxy statement/prospectus. Investors are urged to read these materials and any other relevant documents filed with the SEC when they become available because they will contain important information about MTR, Eldorado, Public Newco and the proposed transaction. Investors may obtain free copies of the Form S-4, including the proxy statement/prospectus, and other relevant materials (when they become available), about Eldorado, Public Newco or MTR, without charge, at the SEC's web site at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by directing a written request to "Investor Relations," MTR Gaming Group, Inc., Route 2, P.O. Box 356, Chester, West Virginia 26034, or by accessing MTR's website at www.mtrgaming.com under the heading "About" and then "Investor Relations" and then under "SEC Filings." Eldorado, MTR and Public Newco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of MTR in connection with the proposed transaction. Information about MTR's directors and executive officers is available in MTR's definitive proxy statement, dated April 30, 2013, for its 2013 annual meeting of stockholders. Additional information regarding the interests of such potential participants in the proposed transaction will be contained in the Form S-4 and the proxy statement/prospectus that Public Newco will file with the SEC in connection with the proposed transaction. 31